EXHIBIT 10-15


1.

                            CENTURY DIRECTORS' TRUST


                  This CENTURY DIRECTORS' TRUST (the "Trust") is created this 24th day of June, 1998, by Century Bancshares, Inc. (the "Company") and its wholly-owned subsidiary, Century National Bank (the "Bank") (collectively, the "Grantors").

                  WHEREAS, the Grantors have entered into director's compensation agreements with a number of their directors providing that, in lieu of current directors' fees, the directors shall receive certain deferred compensation; and

                  WHEREAS, the Grantors desire to establish the Trust for the purposes of facilitating the efficient payment, administration, and record keeping required with respect to such deferred compensation benefit obligations and relieving the Grantors of such duties; and

                  WHEREAS, the Grantors intend to transfer assets to fully fund the Trust from which such deferred compensation benefit obligations shall be fully satisfied; and

                  WHEREAS, the Grantors acknowledge their obligation to pay such deferred compensation from their general assets and that the establishment of the Trust shall not reduce or otherwise affect their continuing contractual and legal liabilities for such benefit payments; and

                  WHEREAS, the Trust is intended to be a grantor trust for purposes of Sections 671 through 679 of the Internal Revenue Code of 1986, as amended;

                  NOW, THEREFORE, the Grantors provide as follows:


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                           ARTICLE I -- -- DEFINITIONS


     I. "Bank" shall mean the Century National Bank, a nationally banking association that is wholly-owned by the Company, and any successors.

     II. "Company" shall mean Century Bancshares, Inc., a Delaware corporation, and any successors.

     III."Director" shall mean a member of the board of directors of either the Company or the Bank.

     IV."Director's Compensation Agreements" shall mean the individual, contractual agreements entered into between the Company or the Bank and a Director, which are designated on Appendix A, or any additional such contractual agreements which are added to Appendix A by the process of amendment as set out in Article XVI - Amendments.

     V."Deferred Compensation" shall mean the payment obligation to a Director under the terms of the Director's Compensation Agreements.

     VI."Participant" shall mean any Director, including the beneficiary of a deceased Director, or other person entitled to receive payments as a result of the death of a director who has entered into a Director's Compensation Agreement with the Bank or the Company for the payment of Deferred Compensation and who is designated under Appendix A.

     VII."Insolvent" shall mean (a) the inability of the Company or Bank to pay its obligations as they become due in the normal course of business; or (b) the inability of the Company or Bank to pay its obligations or meet its depositors' demands in the normal course of business; or (c) the Company's or the Bank's assets are exceeded by their obligations to creditors, including the claims of depositors; or (d) the appointment of a receiver or conservator for the Company or the Bank; or (e) the Company or the Bank is subject to a proceeding as a debtor under the United States Bankruptcy Code.

     VIII."General Creditor" shall mean an unsecured creditor of either the Company or the Bank, irrespective of whether such creditor may by law have a priority claim to distribution of, but not a security interest in, assets of an insolvent debtor's estate, and shall include, but shall not be limited to, any holder of a deposit account at the Bank, and the Federal Deposit Insurance Corporation (or any successor thereto) insofar as it is subrogated to the claims of depositors.

     Section 1.9. "Trust" shall mean this Century Directors' Trust.

     Section  1.10.   "Trust   Agreement"  shall  mean  this  written  agreement
establishing the Trust, including Appendices A and B.

     Section 1.11. "Trust Corpus" shall mean all assets of the Trust.

     Section 1.12. "Individual Trustees" shall mean the individual persons who are appointed as Trustees upon the creation of the Trust, and their successors who are appointed as provided herein, who accept the duties and obligations imposed under this Trust Agreement, as evidenced by the execution of a written consent to serve as Trustee that is attached hereto under Appendix B. Section

     Section1.13. "Institutional Trustee" shall mean a financial institution that is appointed as Institutional Trustee under the terms of this Trust Agreement, and its successors that are appointed as provided herein, that accept the duties and obligations imposed under this Trust Agreement, as evidenced by the execution of a written consent to serve as Trustee that is attached hereto under Appendix B.

     Section 1.14. "Trustees" shall mean, collectively, the trustees of the Trust, including both the Individual Trustees and the Institutional Trustee, and their successors that are appointed as provided herein, that have accepted the duties and obligations imposed under this Trust Agreement, as evidenced by the execution of a written consent to serve as Trustee that is attached hereto under Appendix B.

     Section 1.15. "Mandatory Contribution" shall mean any amount of available funds of U.S. dollars periodically determined by the Trustees, in their sole discretion, to be required as an additional contribution to provide for full funding of this Trust. The amount, if any, of a Mandatory Contribution shall be determined under reasonable valuation methods.
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     Section 1.16.  "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that
Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Trust Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Trust Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though he or she were a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company
immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting
power  of  the  Voting  Securities  of  the  corporation   resulting  from  such
reorganization,   merger,  or  consolidation;  or  (e)  a  sale  of  all  or  of substantially all of the assets of the Bank or of the Company.


                   ARTICLE II -- -- ESTABLISHMENT OF THE TRUST


     Pursuant to this Trust Agreement, the Grantors establish the Trust to hold such sums of money and other property as from time to time shall be paid or delivered to the Trust. All such money and other property, including all investments and reinvestment, and all earnings and profits, less all authorized payments and charges shall constitute the Trust Corpus, which shall be held by the Trustees IN TRUST in accordance with the provisions of this Trust Agreement.


                  ARTICLE III -- -- ACCEPTANCE BY THE TRUSTEES


     Acceptance of the Trust by the Trustees and agreement to discharge and perform fully and faithfully all of the duties and obligations imposed under this Trust Agreement shall be evidenced in writing by the execution of a consent to serve as Trustee that is attached hereto under Appendix B to this Trust Agreement.


               ARTICLE IV -- -- LIMITATION ON USE OF TRUST CORPUS


     The Trust shall be irrevocable and, subject to Article XV, no part of the Trust Corpus shall be recoverable by the Grantors or used for any purpose by the Trustees other than for the payment to the Participants of Deferred Compensation. Notwithstanding the preceding sentence, the Trust shall at all times be subject to the claims of the General Creditors of the Grantors as set forth in Article IX.

                   ARTICLE V -- -- INVESTMENT OF TRUST CORPUS


     Section 5.1. The Trustees shall invest and reinvest the principal and income of the Trust without distinction between principal and income in any manner that is not inconsistent with the permissible investments of national banks generally and taking into account the investment policies of the Grantors and the Grantors' obligations under the Director's Compensation Agreements.

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     Section  5.2.  The  Trustees  shall not invest any portion of the Trust nor accept any contribution from the Grantors in any obligation or other security issued by the Company or the Bank.

     Section 5.3. The Trustees may hold uninvested or render liquid any part of the Trust Corpus necessary to accomplish the orderly administration of the Trust and to carry out the Trustees' obligations under this Trust Agreement.


         ARTICLE VI -- -- ADDITIONAL POWERS WITH RESPECT TO TRUST ASSETS


     Section 6.1. Subject to the provisions of Article V, the Trustees shall have the following additional powers and authority with respect to property constituting assets of the Trust:

          (a) To purchase or acquire any and all stock, bonds, notes or other securities, or any variety of real or personal property, including insurance or annuity contracts, stocks or interest in investment trusts or common trust funds, as may be advisable;

          (b) To sell, exchange or transfer any such property at public or private sale for cash or on credit;

          (c) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity

          (d) To deposit any such property with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited;

          (e) To exercise any conversion privilege or subscription right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held in the Trust and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire;

          (f) To commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust;

          (g) To exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other such property;

          (h) As reasonably required to perform its duties, to engage legal counsel, an actuary, an administrator, or any other suitable consultant or agent, to consult with such counsel, actuary, administrator, consultant or agent with respect to the construction of this Trust Agreement, the duties of the Trustees hereunder, the record keeping and the transactions contemplated by this Trust Agreement, or any act which the Trustees propose to take or omit, to rely upon the advice or direction of such counsel, actuary, administrator, consultant or agent, and to pay their reasonable fees, expenses and compensation;

          (i) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form;

          (j) To make, execute and deliver, as Trustees, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers;

          (k) To transfer assets of the Trust to successor trustees as provided in Section 13.5; (l) To exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held by the Trust, and to do all other acts that the
     Trustees may deem necessary or proper to carry out any of the powers set forth in this Trust Agreement or otherwise in the best interests of the Trust;
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                     ARTICLE VII -- -- FUNDING OF THE TRUST


          Section 7.1. The initial contribution to the Trust on behalf of the Grantors, receipt of which is hereby acknowledged by the Trustees, is One Hundred Dollars ($100.00). Consistent with the Grantors' intention to fully fund the Trust so that, at all times, the Deferred Compensation may be satisfied from the Trust Corpus, the Grantors intend to and agree to make additional contributions of cash or property to the Trust at any time or from time to time, as necessary, and/or as such additional contributions are required by the Trustees as provided in Section 7.2.

          Section 7.2. The Trustees may, in their sole discretion, and at any time or from time to time, direct and require that the Grantors make a Mandatory Contribution to the Trust by wire transfer in immediately available funds of U.S. dollars to provide for full funding of the Trust. The Grantors acknowledge and expressly agree to their obligation to make such Mandatory Contributions, if so directed by the Trustees.


      ARTICLE VIII -- PAYMENTS OF DEFERRED COMPENSATION BY THE TRUSTEE


                  Section 8.1. The establishment of the Trust and the payment or delivery to the Trustees of money or other property acceptable to the Trustees shall not vest in any Participant a right, title or interest in any assets of the Trust.
                  Section 8.2. The contractual and legal obligations of the Grantors to pay Deferred Compensation are unaffected by the creation and existence of this Trust and shall remain in full force and effect. The Grantors shall remain fully liable to make payments of Deferred Compensation under the terms of the Director's Compensation Agreements as though this Trust were never established. As and when payments of Deferred Compensation are made to Participants from the Trust, however, the Grantors' liabilities to pay such Deferred Compensation shall be reduced or offset to the extent of such Trust payments.
                  Section 8.3. The Trustees shall make payments of Deferred Compensation to Participants from the Trust as such benefits become due under the Director's Compensation Agreements and shall have the sole authority to determine the amount and timing of payments to Participants under the Director's Compensation Agreements, including a determination of Participants' rights following a Change of Control. To the extent that there is a dispute between the Trustees and a Participant as to the amount of any Deferred Compensation due a Participant, the Trustees shall withhold payment of only that portion of the Deferred Compensation that is subject to dispute until the dispute is resolved.
                  Section 8.4. The Grantors shall provide any information that the Trustees reasonably determine is expedient in order to make timely payments of Deferred Compensation and otherwise carry out their obligations under the Trust, including a true and correct copy of each Director's Compensation Agreement. If the Grantors fail to provide any information that the Trustees deem necessary to determine Deferred Compensation, the Trustees may rely on information from any other source, unless the Grantors demonstrate that such information is clearly erroneous and supply the necessary information within ten
(10) days of the Trustees' request.
                  Section 8.5. If at any time the Trust is finally determined by the Internal Revenue Service not to be a grantor trust, with the result that the income of the Trust is not treated as income of the grantor pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986 (as amended), or if a U.S. tax is finally determined by the Internal Revenue Service to be payable by the Participants with respect to all or any portion of the value of the Trust (other than actual payments of Deferred Compensation), then assets equal to the portion of the Trust that is subject to U.S. tax shall be liquidated and paid in a single sum as soon as practicable by the Trustees to the Participant regardless whether the Participant otherwise is eligible to begin receiving Deferred Compensation. Calculation of amounts payable to Participants shall be solely the obligation of the Trustees.



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          ARTICLE IX --TRUSTEE RESPONSIBILITY IF BANK IS INSOLVENT


                  Section 9.1. The Company shall inform the Trustees in writing if the Company becomes Insolvent. The Bank shall inform the Trustees in writing if the Bank becomes Insolvent. When so informed, the Trustees shall immediately discontinue any payments to the Participants and shall hold assets of the Trust for the benefit of the General Creditors.
                  Section 9.2. If the Trustees receive written notice from any person other than the Grantors that either the Company or the Bank has become Insolvent, it shall be the responsibility of the Trustees to determine within 30 days whether such an Insolvency has occurred, in fact, and, pending such determination, the Trustees shall discontinue payments to the Participants and hold the Trust assets for the benefit of the General Creditors. The Trustees shall resume payments of Deferred Compensation to the Participants only after the Trustees determine that (a) there is no Insolvency or that there is no longer an Insolvency, or (b) a court of competent jurisdiction has determined that neither the Company nor the Bank is Insolvent. In making such a determination, the Trustees may rely on information provided by the Grantors, their independent auditors, or on relevant information concerning the solvency of the Company or the Bank that has been furnished to the Trustees by any other person.
                  Section 9.3. Unless the Trustees have received written notice that the Company or the Bank is Insolvent pursuant to Section 9.2, the Trustees shall have no duty to affirmatively inquire whether the Company or the Bank is Insolvent. Nothing in this Trust Agreement shall in any way enlarge or diminish the rights of any Participant, in the event that the Company or the Bank is Insolvent, to pursue his or her rights as a General Creditor with respect to Deferred Compensation.
                  Section 9.4. In the case of any Trustee's actual knowledge that the Company or the Bank is Insolvent, the Trustees shall deliver any undistributed principal and income in the Trust to satisfy claims of General Creditors, as directed by a court of competent jurisdiction.
                  Section 9.5. If the Trustees discontinue payments of Deferred Compensation pursuant to Sections 9.1, 9.2, or 9.4 and subsequently resume such payments, the first payment to a Participant following such discontinuance shall include the aggregate amount of all Deferred Compensation that would have been made to such Participant during the period of such discontinuance, less the aggregate amount of any payments made to such Participant directly by the Grantors, in lieu of payments from the Trust, during any such period of discontinuance. The Trustees shall be responsible for determining the amount of any benefits due a Participant under this Section 9.5.


                          ARTICLE X -- -- THIRD PARTIES


                  A third party dealing with the Trustees shall not be required to make inquiry as to the authority of the Trustees to take any action nor be under any obligation to see to the proper application by the Trustees of the proceeds of sale of any property sold by the Trustees or to inquire into the validity or propriety of any act of the Trustees.


                ARTICLE XI -- -- TAXES, COMPENSATION AND EXPENSES


                  Section 11.1. The Grantors shall report all items of income and deduction of the Trust, as required by the applicable law, and shall be responsible for the reporting of any federal, state or local taxes that may be required to be reported with respect to the payment of benefits pursuant to the terms of the applicable Director's Compensation Agreement. The Grantors shall have no right to any distributions from the Trust or to any claim against the Trust for funds necessary to pay any income taxes that the Grantors are required to pay pursuant to its obligation under this Section 11.1.
                  Section 11.2. The Trustees shall be entitled to reasonable compensation from the Grantors for their services. The Grantors shall pay directly all expenses associated with the Trust, including such reasonable compensation to the Trustees for their services. If feasible such reasonable compensation shall be agreed upon, in writing from time to time by the Grantors and the Trustees. The Grantors also shall pay any and all reasonable expenses incurred by the Trustees in the performance of their duties under this Trust Agreement, including any expense of the Trustees associated with litigation or arbitration that is related to the Trust, including legal counsel fees and expenses of the Trustees. Expenses of the Trust shall not be payable from the Trust Corpus.


                  ARTICLE XII -- -- ADMINISTRATION AND RECORDS


                  Section 12.1. The Trustees shall keep or, pursuant to the power to engage third parties in Section 6.1, cause to be kept, accurate and detailed accounts of any investments, receipts, disbursement and other transactions hereunder and all necessary and appropriate records required to identify correctly and reflect accurately the financial status and transactions of the Trust. All accounts, books and records relating to the Trust shall be open to inspection and audit at all reasonable times by any Participant or any person designated by the Grantors. All such accounts, books and records shall be preserved (in original form, or on microfilm, magnetic tape or any similar process) for such period as the Trustees may determine, but the Trustees may only destroy such accounts, books and records after first notifying the Grantors and Participants in writing of its intention to do so.
                  Section 12.2. Unless the Grantors otherwise direct the Trustees in writing, within 15 days after the close of each calendar quarter, the Trustees shall provide the Grantors with a written account setting forth all investments, receipts, disbursements and other transactions effected by it during the preceding calendar quarter, or during the period from the close of the preceding calendar quarter. Upon the expiration of 90 days from the date of filing such quarterly or other account, the Trustees shall, to the extent permitted by applicable law, be released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account, except to the extent that the Grantors or Participants file written objections with the Trustee within the 90-day period.
                  Section 12.3. A valuation of the assets held in the Trust shall be made as of the last day of each calendar quarter and reported to the Grantors and Participants in writing.
                  Section 12.4. Nothing contained in this Trust Agreement shall be construed as depriving the Trustees, the Participants, or the Grantors of the right to have a judicial settlement of the Trustees' accounts. Upon any proceeding for a judicial settlement of the Trustees' accounts, the only necessary parties, in addition to the Trustees, shall be the Grantors and the Participants.
                  Section 12.5. In addition to any reports required of the Trustees by law, the Trustees shall prepare and file such reports as the Trustees and the Grantors shall agree. Nothing in this Section 12.5 shall relieve the Grantors of the obligation to report all items of income and deduction, as specified in Section 11.1.


   ARTICLE XIII -- APPOINTMENT, REMOVAL, AND ADDITIONAL POWERS OF THE TRUSTEES


                  Section 13.1. Upon the creation of this Trust Agreement, the Trustees shall be those persons who are named as Individual Trustees by the Grantors and who have agreed to serve as Individual Trustees, as evidenced by their execution in writing of their consent to serve as Trustee, which is attached hereto under Appendix B. At any time when there is no Institutional Trustee currently serving, the Individual Trustees shall have all authority, powers, duties, and obligations of the Trustees under this Trust Agreement, including the authority to appoint a successor Institutional Trustee, if the Individual Trustees so elect.
                  Section 13.2. Where the Individual Trustees are required to take any action or have the right to exercise any authority under this Trust Agreement, such action or exercise of authority by the Individual Trustees shall be taken by agreement of a simple majority of the Individual Trustees. If, however, there are less than three Individual Trustees at any time, the remaining Individual Trustee(s) shall act or exercise authority by unanimity or, in the case of only one remaining Individual Trustee, such action or exercise of authority shall be taken in the sole discretion of that individual.
                  Section 13.3. Neither the Grantors nor any Institutional Trustee shall have authority to remove an Individual Trustee. If an Individual Trustee resigns, dies, or becomes incapacitated and cannot serve, or if there are not at least three Individual Trustees, successor Individual Trustees may be appointed solely in the discretion of the remaining Individual Trustees. At no time shall the total number of Individual Trustees serving exceed three (3). The resignation, death, or incapacitation of an Individual Trustee shall not affect the authority of the remaining Individual Trustees, including the authority of a single remaining Individual Trustee, to take any required or discretionary actions authorized under this Trust Agreement.
                  Section 13.4. The Individual Trustees shall have the right and the authority, in their sole and absolute discretion (a) to appoint a financial institution to serve as Institutional Trustee, (b) to remove an Institutional Trustee currently serving, and (c) to appoint any successor Institutional
Trustee, if the Individual Trustees so elect. The Grantors shall have no authority to appoint or remove an Institutional Trustee. An Institutional Trustee shall be a bank that is a member of the Federal Reserve System and that administers (or is affiliated with, or has control of, any corporation administering) trust assets having a value of at least one billion dollars ($1,000,000,000). If an Institutional Trustee has been duly appointed and is currently serving, all authority, duties, and obligations of the Trustees under this Trust Agreement shall be vested in the Institutional Trustee, other than the authority to appoint and remove Trustees, as provided in Section 13.3 and this Section 13.4, which shall remain the exclusive right and obligation of the Individual Trustees and other than the right of the Individual Trustees to accept or reject any proposed amendment to this Trust Agreement, as provided in
Article XV. An Institutional Trustee shall have the additional obligation to make such reports to the Individual Trustees as to the operation of the Trust, payments to Participants, and the investment and valuation of the Trust's assets, as the Individual Trustees reasonably may request from time to time. Notwithstanding the preceding nor any other provision of this Trust Agreement to the contrary, it is hereby acknowledged and agreed that, in the event an Institutional Trustee has been appointed and is currently serving, the Institutional Trustee shall be directed as to all of its Trust duties hereunder by the Individual Trustees, except for the Institutional Trustee's duty to invest the assets of the Trust as a result of conferring with the Individual Trustees.
                  Section 13.5. In conformity with the requirements of applicable law, a resigned or removed Institutional Trustee is required to and shall immediately assign, transfer, deliver and pay over in trust to the Individual Trustee(s) or, at the Individual Trustees' direction and sole discretion, to a successor Institutional Trustee, all funds and properties in its control or possession then constituting the Trust Corpus and shall deliver all records which shall be required by the remaining Trustees (and successors) to carry out the provisions of this Trust Agreement.
                  Section 13.6. A Trustee's resignation shall be made by written notification to the remaining Trustees serving. The Trustees shall attach to Appendix B of this Trust Agreement a true and correct copy of such writing evidencing a Trustee's resignation and provide copies of such writing to the Grantors and Participants, including true and correct copies of the consent to serve as Trustee executed by any successor Trustee if one is appointed. The Trustees also shall notify the Grantors and Participants if any Trustee is removed because of death, incapacitation, or otherwise.


                ARTICLE XIV -- -- ENFORCEMENT OF TRUST AGREEMENT


                  Section 14.1. The Trustees and the Grantors shall have the right to enforce any provision of this Trust Agreement, and the Participants shall have the right as beneficiaries of the Trust to enforce any provision of this Trust Agreement that affects any legal right, title and interest of the Participants in the Trust, including the Grantors' obligation to make a Mandatory Contribution upon request or demand by the Trustees. In any action or proceedings affecting the Trust, the only necessary parties shall be the Grantors, the Trustees, and the Participants and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall to the maximum extent permitted by applicable law be binding and conclusive on all persons having or claiming to have any interest in the Trust.


                          ARTICLE XV -- -- TERMINATION


                  The Trust is irrevocable and shall terminate only upon the payment of all Deferred Compensation to Participants. Upon termination, any remaining assets of the Trust Corpus shall be paid by the Trustee to the Bank, as agent for the Grantors.


                          ARTICLE XVI -- -- AMENDMENTS


                  No amendment to this Trust Agreement shall be made and no purported amendment shall be valid unless the amendment is expressly approved in writing by the Grantors, the Institutional Trustee (if any) and the Individual Trustees. The preceding sentence does not affect or apply to a change in the Trustees as provided under the terms of this Trust Agreement.


                        ARTICLE XVII -- -- NONALIENATION


                  Except as applicable law may otherwise require, (a) no amount payable to or in respect of any Participant at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (b) the Trust shall not be liable for or subject to the debts or liabilities of any of the Participants.


                       ARTICLE XVIII -- -- COMMUNICATIONS


           Section 18.1. Communications to the Bank shall be addressed to the chief executive officer of Century National Bank, 1275 Pennsylvania Avenue, NW, Washington, D.C. 20004. Communications to the Company shall be addressed to the chief executive officer of Century Bancshares, Inc., 1275 Pennsylvania Avenue, NW, Washington, D.C. 20004. Upon the Company's or the Bank's written request, however, such communications shall be sent to such other address as the Company or the Bank may specify.
           Section  18.2.   Communications   to  the  Trustees  shall  be
addressed to the Trustees at the address designated on Appendix B, provided, however, that upon any Trustee's written request, such communication shall be sent to such other address as the Trustee may specify.
           Section 18.3. Communication to Participants shall be addressed to each Participant at his or her last known address.
          Section 18.4. No communication shall be binding on any party until it is received.
          Section 18.5. Any orders, requests, directions, instructions, approvals or objections under this Trust Agreement shall be in writing. Any writing of the Bank or the Company shall be signed on behalf of the Bank or the Company by either the chief executive officer or the chief financial officer of the Bank or the Company or any duly authorized officer of the Grantors. The Trustees may rely on, and will be fully protected with respect to any action taken or omitted in reliance on any information, order, request, direction, instruction, approval, objection, or list delivered to the Trustees by the Grantors.


                ARTICLE XIX -- -- INDEMNIFICATION OF THE TRUSTEES


          The Grantors agree, to the extent permitted by applicable law, to indemnify the Trustees and hold them harmless from and against any damages, losses, costs and expenses incurred by the Trustees (including without limitation expenses of investigation and the fees and expenses of counsel) and against any claim or liability that may be asserted against any Trustee, other than solely on account of such Trustee's own gross negligence or willful misconduct, by reason of the Trustees' taking or refraining to take any action in connection with the administration of the Trust or arising out of or relating to any suit, actions or proceeding to which any Trustee is a party or otherwise involved by reason of service as a Trustee hereunder. Any amount payable to a Trustee hereunder shall be paid promptly by the Grantors upon demand by the Trustee, within ten (10) days of such demand, but shall in no event be paid from the Trust Corpus. The Institutional Trustee shall be entitled to rely, and shall be held harmless by the Company and the Bank in relying, on the propriety of any direction received from the Individual Trustees.


                    ARTICLE XX -- -- MISCELLANEOUS PROVISIONS


                  Section 20.1. This Trust Agreement shall be binding upon and inure to the benefit of the Grantors, the Trustees and their respective successors and assigns.
                  Section 20.2. The Trustees assume no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Grantors.
                  Section 20.3. Any corporation into which the Institutional Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Institutional Trustee may be a party, or any corporation to which all or substantially all the trust business of the Institutional Trustee may be transferred shall be the successor of the Institutional Trustee hereunder without the execution or filing of any instrument or the performance of any act by the Individual Trustees.
                  Section 20.4. Titles to the Articles of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.
                  Section 20.5. This Trust Agreement and the Trust established hereunder shall be governed by and construed, enforced, and administered in accordance with the laws of the state of Delaware.
          Section 20.6. Capitalized terms that are used in this Trust Agreement shall have the meaning assigned to them in Article I. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular, in any place or places herein where the context may require such substitution or substitutions.
          Section 20.7. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others are not produced. Upon execution of this Trust Agreement, the Grantors shall provide a true and correct copy of the Trust Agreement to each Participant and to the law firm of Miller & Chevalier, Chtd., 655 15th Street, NW, Suite 900, Washington, D.C. 20005, to be retained in such firm's records, and shall provide to them true and correct copies of any subsequent amendments to the Trust Agreement, including amendments to Appendix B.

          IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.

BY:

CENTURY NATIONAL BANCSHARES, INC.


---------------------------------------



CENTURY NATIONAL BANK


---------------------------------------

                            CENTURY DIRECTORS' TRUST


                                   APPENDIX A


         The following are the Deferred Compensation Agreements under this Trust
          Agreement, true and correct copies of which are attached:

          1. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and George Contis;

          2. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and Joseph S. Bracewell;

          3. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and Bernard J. Cravath;

          4. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and Thomas B. Hoppin;

          5. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and Roger C. Johnson;

          6. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and Joseph H. Koonz, Jr.;

          7. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and Michael E. Kossak;

          8. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and William S. McKee;

          9. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and William C. Oldaker;

          10. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and John R. Cope, including the Amendment to Director's Compensation Agreement executed June 26, 1995;

          11. Director's Compensation Agreement entered into effective as of the first day of January, 1991, between Century National Bank, Century Bancshares, Inc. and Karen D. Shaw;

          12. Director's Compensation Agreement entered into effective as of March 1, 1992, between Century National Bank, Century Bancshares, Inc. and Neal R. Gross, including the Amendment to Director's Compensation Agreement executed January 1, 1996;

          13. Director's Compensation Agreement entered into effective as of the first day of January, 1994, between Century National Bank and Iraline G. Barnes;

          14. Director's Compensation Agreement entered into effective as of the first day of January, 1994, between Century National Bank and Ellen B. Safir;

          15. Directors Compensation Agreement entered into effective as of the first day of January, 1996, between Century National Bank and Joseph S. Bracewell, including the Amendment to Director's Compensation Agreement executed July 9, 1997;

          16. Director's Compensation Agreement entered into effective as of the first day of January, 1996, between Century National Bank and John R. Cope;

          17. Director's Compensation Agreement entered into effective as of the first day of January, 1996, between Century National Bank and Bernard J. Cravath, including the Amendment to Director's Compensation Agreement executed June 20, 1997;

          18. Director's Compensation Agreement entered into effective as of the first day of January, 1996, between Century National Bank and Michael E. Kossak, including the Amendment to Director's Compensation Agreement executed June 20, 1997;

          19. Director's Compensation Agreement entered into effective as of the first day of January, 1996, between Century National Bank and Roger C. Johnson, including the Amendment to Director's Compensation Agreement executed June 30, 1997;

          20. Director's Compensation Agreement entered into effective as of the first day of January, 1996, between Century National Bank and Thomas B. Hoppin; including the Amendment to Director's Compensation Agreement executed July 9, 1997;

          21. Director's Compensation Agreement entered into effective as of the first day of January, 1996, between Century National Bank and William S. McKee, including the Amendment to Director's Compensation Agreement executed June 25, 1997;

          22. Director's Compensation Agreement entered into effective as of the first day of January, 1997, between Century National Bank and George Contis;

          23. Director's Compensation Agreement entered into effective as of the first day of January, 1997, between Century National Bank and Neal R. Gross;

          24. Director's Compensation Agreement entered into effective as of the first day of January, 1997, between Century National Bank and William C. Oldaker;

          25. Director's Compensation Agreement entered into effective as of the sixth day of June, 1997, between Century National Bank and Susan Peterson.


BY:

CENTURY NATIONAL BANCSHARES, INC.


/s/ Joseph S. Bracewell
[Title] President

   June 24, 1998
[Date]



CENTURY NATIONAL BANK



/s/ Joseph S. Bracewell
[Title] President

   June 24, 1998
[Date]

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and BERNARD J. CRAVATH ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $45,151.20 payable in monthly installments of $250.84 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $48,855.00 payable in monthly installments of $814.24 for 60 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

        10.   Assignment  of  Rights:   Except  as  provided  in  this
Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                                      CENTURY BANCSHARES, Inc. ("Company")

/s/ William C. Oldaker              BY /s/ Joseph S. Bracewell
                                                           Chairman of the Board


ATTEST                                      CENTURY NATIONAL BANK ("Bank")

/s/ William C. Oldaker              BY /s/ Thomas B. Hoppin
                                                           President

/s/ Virginia M. McKenna             BY /s/ Bernard J. Cravath
WITNESS                                       BERNARD J. CRAVATH ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1996 between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Bernard J. Cravath (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Board of Directors of the Bank or the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Board ends; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Board of Directors of the Bank or the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $59,950.80 payable in monthly installments of $499.59 per month for 120 consecutive months, commencing on the first day of the month following the Director's 70th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         3. Early Retirement. If the Director, for any reason other than a change of control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraph "1". In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

         4. Change of Control. In the event that there is a change of control of the Bank or the Company, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1", notwithstanding any reduction which might otherwise be required pursuant to paragraph "3."

         5. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

          10.Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         12. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY NATIONAL BANK

/s/ F. Kathryn Roberts                      BY /s/ Joseph S. Bracewell
                                                    President



/s/ Virginia M. McKenna                     BY /s/ Bernard J. Cravath
WITNESS                                      Bernard J. Cravath, the Director

                 AMENDMENT TO DIRECTOR'S COMPENSATION AGREEMENT
                  ("AGREEMENT") DATED January 1, 1996, BETWEEN
                  CENTURY NATIONAL BANK, AND Bernard J. Cravath


Paragraphs 2 through 4 of the above referenced Agreement are hereby amended to read in their entirety as follows:

2. a. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $52,136 payable in monthly installments of $868.93 per month for 60 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         b. Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         c. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

3. Early Retirement. If the Director, for any reason other than death of the Director or Change of Control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

4. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereinafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she will a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

All other terms and conditions of the aforesaid Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this amendment on the 20th day of June, 1997.

ATTEST                                      CENTURY NATIONAL BANK

/s/ F. Kathryn Roberts                      BY /s/ Joseph S. Bracewell
                                                    President


/s/ Virginia M. McKenna                     BY /s/ Bernard J. Cravath
WITNESS                                     Bernard J. Cravath, the Director

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1994, between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Ellen B. Safir (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Board of Directors of the Bank or the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which (a) the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Board ends, and/or (b) the Director's family or other beneficiaries will be entitled to such compensation from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement or to the Director's family or other beneficiaries after the Director's death; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Board of Directors of the Bank or the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $99,255.60 payable in monthly installments of $551.42 per month for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $125,656.20 payable in monthly installments of $698.09 for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         3. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         4. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraph "1", "2", and/or "3". In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "8" below.

         5. Change of Control. In the event that there is a change of control of the Bank or the Company, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraphs "1", "2" and/or "3", irrespective of any reduction which might otherwise be required pursuant to paragraph "4."

         6. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         7. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         8. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         9. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         10. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         13. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         14. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

                   15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                               CENTURY NATIONAL BANK

  /s/ F. Kathryn Roberts                    BY /s/ Joseph S. Bracewell
                                                  Chairman of the Board




 /s/ Stan M. Ristsoulis                     BY  /s/ Ellen B. Safir
WITNESS                                        Ellen B. Safir, the Director

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and GEORGE CONTIS ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $50,760.00 payable in monthly installments of $282.00 for 180 consecutive months, commencing on the first day of the month following the Director's 65TH birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $57,099.00 payable in monthly installments of $679.75 for 60 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable), the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will receive a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on both Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the director, part of the Bank and the company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                                      CENTURY BANCSHARES, Inc. ("Company")

/S/ F. Kathryn Roberts                       BY /S/ JOSEPH S. BRACEWELL
                                                  President


ATTEST                                      CENTURY NATIONAL BANK ("Bank")

/S/ F. KATHRYN ROBERTS                        BY: /S/ THOMAS B. HOPPIN
                                                      President


/S/ MICWAEZ W. FUSWIS                       BY: /S/ GEORGE CONTIS
WITNESS                                       GEORGE CONTIS ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1997, between CENTURY NATIONAL BANK (herein referred to as the "Bank") and George Contis (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Boards of Directors of the Bank and the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which the Director will be entitled to receive compensation for a definite period after the Director retires from the Boards of Directors or the Director's term of service on the Boards ends; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Boards of Directors of the Bank and the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $65,847.60 payable in monthly installments of $548.73 for 120 consecutive months, commencing on the first day of the month following the Director's 70th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. a) Death Of Director Before Retirement Date. If the Director dies before reaching the Retirement Date, the specified monthly installments which otherwise would have been payable to the Director after the Retirement Date, will instead be paid in monthly installments to the Director's Beneficiary; in the same amounts and for the same period, commencing on the first date of the month following what would have been the Retirement Date for the deceased Director.

          b) Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

          3. Early Retirement. If the Director, for any reason other than a change of control of the Company or the Bank, fails to serve on the Boards of Directors of both the Company and the Bank for five consecutive years, the Director will receive compensation which is reduced proportionately based on the number of Boards on which the Director served and the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either Board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months on one Board, and then ceased to serve on either Board, the Director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled to 30/60 or 50% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Boards of Directors, except pursuant to the circumstances set forth in paragraph "6" below. If Director dies before completing five consecutive years of service, the year of the Director's death shall be counted as a full year of service in determining consecutive years of service for the purpose of calculating the proportionate compensation payable to the Director's beneficiary pursuant to this Agreement.

          4. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereinafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she will be a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

          5. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

          6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

          7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

          8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

          9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

          10. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

          11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

          12. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

          13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                                      CENTURY NATIONAL BANK

/s/ F. Kathryn Roberts                BY  /s/ Joseph S. Bracewell
                                              Chairman of the Board



BY /s/ Joan C. Westhen                      BY   /s/ George Contis
WITNESS                                          George Contis, the Director

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1994, between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Iraline G. Barnes (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Board of Directors of the Bank or the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which (a) the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Board ends, and/or (b) the Director's family or other beneficiaries will be entitled to such compensation from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement or to the Director's family or other beneficiaries after the Director's death; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Board of Directors of the Bank or the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $117,255.60 payable in monthly installments of $651.42 per month for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

                   2. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $148,440.60 payable in monthly installments of $824.67 per month for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         3. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         4. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraphs "1", "2", and/or "3". In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "8" below.

         5. Change of Control. In the event that there is a change of control of the Bank or the Company, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraphs "1", "2", and/or "3", irrespective of any reduction which might otherwise be required pursuant to paragraph "4."

         6. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         7. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         8. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         9. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         10. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         13. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         14. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY NATIONAL BANK

/s/ F. Kathryn Roberts              BY /s/ Joseph S. Bracewell
                                         Chairman of the Board




/s/ Cynthia M. Cole                         BY /s/ Iraline G. Barnes
WITNESS                                        Iraline G. Barnes, the Director

                        DIRECTOR'S COMPENSATION AGREEMENT

          This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and JOSEPH H. KOONZ, JR. ("Director").

                                   WITNESSETH

          WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

          WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

          WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

          WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which (a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

          WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

          1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

          2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $53,656.20 payable in monthly installments of $298.09 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

          3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $61,520.64 payable in monthly installments of $640.84 for 96 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

          4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

          5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

          6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

          7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

          8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

          9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

          10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

          11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

          12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

          13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

          14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                               CENTURY BANCSHARES, Inc. ("Company")

 /s/ William C. Oldaker             BY /s/ Joseph S. Bracewell
                                              President


ATTEST                              CENTURY NATIONAL BANK ("Bank")

/s/ William C. Oldaker              BY /s/ Thomas B. Hoppin
                                             President

/s/ Ruth R. Hartl                   BY /s/ Joseph H. Koonz, Jr.
  WITNESS                           JOSEPH H. KOONZ, JR. ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and JOHN R. COPE ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $134,251.20 payable in monthly installments of $745.84 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.


         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $137,910.60 payable in monthly installments of $766.17 for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable), the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will receive a monthly benefit) which is reduced proportionately based on the number of Boards on which the Director served and the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either Board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months on one Board, and then ceased to serve on either Board, the Director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the director, part of the Bank and the company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY BANCSHARES, Inc. ("Company")

/s/ William C. Oldaker                      BY /s/ Joseph S. Bracewell
                                              Chairman of the Board

ATTEST                                      CENTURY NATIONAL BANK ("Bank")

/s/ William C. Oldaker                        BY /s/ Thomas B. Hoppin
                                                      President

 /s/ Phyllis P. Norton                      BY /s/ John R. Cope
 WITNESS                                      JOHN R. COPE ("Director")

                  AMENDMENT TO DIRECOR'S COMPENSATION AGREEMENT
                  ("AGREEMENT") DATED January 1, 1991, BETWEEN
        CENTURY NATIONAL BANK, CENTURY BANCSHARES, INC., AND JOHN R. COPE


To correct an error in the calculation of the retirement benefit in the aforesaid Agreement, Paragraph 2 of such Agreement is hereby amended to read in its entirety as follows:

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of$161,265.60 payable in monthly installments of $895.92 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

                All other terms and conditions of the aforesaid Director's Compensation Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this amendment effective as of the 26 day of January, 1995.

ATTEST                              CENTURY BANCSHARES, INC. ("Company")

/s/ F. Kathryn Roberts              By: /s/ Joseph S. Bracewell
                                    President


ATTEST                               CENTURY NATIONAL BANK ("Bank")

/s/ F. Kathryn Roberts               By: /s/ Thomas B. Hoppin



/s/ Ernestine Ware-Brown            /s/ John R. Cope
Witness                              JOHN R. COPE ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1996, between CENTURY NATIONAL BANK (herein referred to as the "Bank") and John R. Cope (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Boards of Directors of the Bank and the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which the Director will be entitled to receive compensation for a definite period after the Director retires from the Boards of Directors or the Director's term of service on the Boards ends; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Boards of Directors of the Bank and the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $178,605 payable in monthly installments of $992.25 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. a) Death Of Director Before Retirement Date. If the Director dies before reaching the Retirement Date, the specified monthly installments which otherwise would have been payable to the Director after the Retirement Date, will instead be paid in monthly installments to the Director's Beneficiary; in the same amounts and for the same period, commencing on the first date of the month following what would have been the Retirement Date for the deceased Director.

          b) Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director
 .
          3. Early Retirement. If the Director, for any reason other than a change of control of the Company or the Bank, fails to serve on the Boards of Directors of both the Company and the Bank for five consecutive years, the Director will receive compensation which is reduced proportionately based on the number of Boards on which the Director served and the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either Board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months on one Board, and then ceased to serve on either Board, the Director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled to 30/60 or 50% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Boards of Directors, except pursuant to the circumstances set forth in paragraph "6" below. If Director dies before completing five consecutive years of service, the year of the Director's death shall be counted as a full year of service in determining consecutive years of service for the purpose of calculating the proportionate compensation payable to the Director's beneficiary pursuant to this Agreement.

          4, Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereinafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she will be a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

          5. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

          6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

          7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

          8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

          9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

          10. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

          11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

          12. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

          13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

     IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY NATIONAL BANK

  /s/ F. Kathryn Roberts           BY  /s/ Joseph S. Bracewell
                                           Chairman of the Board



/s/ Mary J. Fox                             BY  /s/ John R. Cope
WITNESS                                      John R. Cope, the Director

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and JOSEPH S. BRACEWELL ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $282,180.60 payable in monthly installments of $1,567.67 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $184,635.00 payable in monthly installments of $1,025.75 for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable), the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either Board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months on one Board, and then ceased to serve on either Board, the Director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the Bank or the Company while the Director is serving on the Board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

                  9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.


         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                                      CENTURY BANCSHARES, Inc. ("Company")

/s/ William C. Oldaker                       BY /s/ John R. Cope
                                                           Vice President


ATTEST                                      CENTURY NATIONAL BANK ("Bank")

/s/ William C. Oldaker                       BY /s/ Thomas B. Hoppin
                                                           President


 /s/ F. Kathryn Roberts                     /s/ Joseph S. Bracewell
WITNESS                                      JOSEPH S. BRACEWELL ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1996, between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Joseph S. Bracewell (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Boards of Directors of the Bank and the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which the Director will be entitled to receive compensation for a definite period after the Director retires from the Boards of Directors or the Director's term of service on the Boards ends; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Boards of Directors of the Bank and the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $239,700.60 payable in monthly installments of $1,331.67 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         3. Early Retirement. If the Director, for any reason other than a change of control of the Company or the Bank, fails to serve on the Boards of Directors of both the Company and the Bank for five consecutive years, the Director will receive compensation which is reduced proportionately based on the number of Boards on which the Director served and the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either Board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months on one Board, and then ceased to serve on either Board, the Director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled to 30/60 or 50% of the compensation stated in paragraph "1." In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Boards of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

         4. Change of Control. In the event that there is a change of control of the Bank or the Company, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director will be entitled to receive the full compensation stated in paragraph "1", notwithstanding any reduction which might otherwise be required pursuant to paragraph "3."

         5 Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         10. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         12. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                                      CENTURY NATIONAL BANK

/s/  F. Kathryn Roberts                     BY  /s/ John R. Cope
                                                  Vice Chairman of the Board



/s/ Violeta Morillo                               BY  /s/ Joseph s. Bracewell
WITNESS                                      Joseph S. Bracewell, the Director

                 AMENDMENT TO DIRECTOR'S COMPENSATION AGREEMENT
                  ("AGREEMENT") DATED January 1, 1996, BETWEEN
                 CENTURY NATIONAL BANK, AND Joseph S. Bracewell


Paragraphs 2 through 4 of the above referenced Agreement are hereby amended to read in their entirety as follows:

2. a. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $154,485 payable in monthly installments of $858.25 per month for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         b. Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         c. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

3. Early Retirement. If the Director, for any reason other than death of the Director or Change of Control of the Company or the Bank, fails to serve on the Boards of Directors of both the Company and the Bank for five consecutive years, the Director will receive compensation which is reduced proportionately based on the number of Boards on which the Director served and the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months one Board, and then ceased to serve on either board, the director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled to 30/60 or 50% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

4. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereinafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she will a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

All other terms and conditions of the aforesaid Agreement shall remain in full force and effect.


IN WITNESS HEREOF, the parties have executed this amendment on the 9th day of July, 1997.


ATTEST                                      CENTURY NATIONAL BANK (the Bank")

/s/  Kerry King                                By: /s/ John R. Cope
                                                      Vice Chairman


/s/  F. Kathryn Roberts                     /s/  Joseph S. Bracewell
Witness                                     Joseph S. Bracewell ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and KAREN D. SHAW ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $349,126.20 payable in monthly installments of $1,939.59 for 180 consecutive months, commencing on the first day of the month following the Director's 65 birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.


         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $229,125.60 payable in monthly installments of $1,272.92 for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                              CENTURY BANCSHARES, Inc. ("Company")

 /s/ William C. Oldaker             BY /s/ Joseph S. Bracewell
                                               President


ATTEST                              CENTURY NATIONAL BANK ("Bank")

 /s/ William C. Oldaker             BY /s/ Thomas B. Hoppin
                                               President


/s/ A. Rudi                         BY /s/ Karen D. Shaw
WITNESS                                       KAREN D. SHAW ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and MICHAEL E. KOSSAK ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $203,040.00 payable in monthly installments of $1,128.00 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $135,030.60 payable in monthly installments of $750.17 for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                                      CENTURY BANCSHARES, Inc. ("Company")

 /s/ William C. Oldaker                     BY /s/ Joseph S. Bracewell
                                                   Chairman of the Board


ATTEST                                      CENTURY NATIONAL BANK ("Bank")

/s/ William C. Oldaker                       BY /s/ Thomas B. Hoppin
                                                        President


 /s/ Karen J. Aiken                         BY /s/ Michael E. Kossak
WITNESS                                       MICHAEL E. KOSSAK ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1996 between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Michael E. Kossak (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Board of Directors of the Bank or the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Board ends; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Board of Directors of the Bank or the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $162,151.20 payable in monthly installments of $900.84 per month for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         3. Early Retirement. If the Director, for any reason other than a change of control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraphs "1" and/or "2." In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

         4. Change of Control. In the event that there is a change of control of the Bank or the Company, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1", notwithstanding any reduction which might otherwise be required pursuant to paragraph "3."

         5. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         10. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         12. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY NATIONAL BANK

  /s/ F. Kathryn Roberts                    BY  /s/ Joseph S. Bracewell
                                                President




 /s/  Debra M. Johnson                      BY  /s/ Michael E. Kossak
WITNESS                                         Michael E. Kossak, the Director

                 AMENDMENT TO DIRECTOR'S COMPENSATION AGREEMENT
                  ("AGREEMENT") DATED January 1, 1996, BETWEEN
                  CENTURY NATIONAL BANK, AND Michael E. Kossak


Paragraphs 1 through 4 of the above referenced Agreement are hereby amended to read in their entirety as follows:

2. a. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $102,983 payable in monthly installments of $572.13 per month for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         b. Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         c. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

3. Early Retirement. If the Director, for any reason other than death of the Director or Change of Control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

4. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she will a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

All other terms and conditions of the aforesaid Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this amendment on the 20 day of June, 1997.


ATTEST                                      CENTURY NATIONAL BANK ("Bank")

  /s/ F. Kathryn Roberts                    By:  /s/ Joseph S. Bracewell
                                                 President



 /s/  Debra M. Johnson                      BY  /s/ Michael E. Kossak
      Witness                               Michael E. Kossak ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This  Agreement is entered into effective as of the first day of March,
1992,  between  CENTURY  NATIONAL  BANK  ("Bank"),   CENTURY  BANCSHARES,   INC.
("Company"), and NEAL R. GROSS ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $145,425.60 payable in monthly installments of $807.92 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $113,011.20 payable in monthly installments of $627.84 for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2" the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will receive a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2". Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank or the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its term.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                               CENTURY BANCSHARES, Inc. ("Company")

/s/ William C. Oldaker               BY /s/ Joseph S. Bracewell
                                        Chairman of the Board


ATTEST                                CENTURY NATIONAL BANK ("Bank")

/s/ William C. Oldaker                 BY /s/ Thomas B. Hoppin
                                                           President


/s/ V. Mark                             BY /s/ Neal R. Gross
WITNESS                                  NEAL R. GROSS ("Director")

                  AMENDMENT TO DIRECOR'S COMPENSATION AGREEMENT
                  ("AGREEMENT") DATED January 1, 1996, BETWEEN
                             CENTURY NATIONAL BANK,
                   CENTURY BANCSHARES, INC., AND NEAL R. GROSS

To reflect an increase in director compensation and its effect upon the calculation of the retirement benefit in the aforesaid Agreement, Paragraph 2 of such Agreement is hereby amended to read in its entirety as follows:


                 2. Retirement  Benefit:  The Bank and the Company agree to pay the Director the total sum of 152,697.60 payable in monthly installments of $848.32 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

All other terms and conditions of the aforesaid Director's Compensation Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this amendment effective as of the 1st day of January, 1996.

ATTEST                              CENTURY BANCSHARES, INC. ("Company")

/s/ F. Kathryn Roberts              By: /s/ Joseph S. Bracewell
                                    President


ATTEST                              CENTURY NATIONAL BANK ("Bank")

/s/ F. Kathryn Roberts              By: /s/ Thomas B. Hoppin
                                    President


/s/ Jan A. Man                              /s/ Neal R. Gross
Witness                             Neal R. Gross

                       DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1997, between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Neal R. Gross (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Boards of Directors of the Bank and the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which (a) the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Boards ends, and/or (b) the Director's family or other beneficiaries will be entitled to such compensation from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement or to the Director's family and/or other beneficiaries after the Director's death ; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Boards of Directors of the Bank and the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $177,044 payable in monthly installments of $983.58 per month for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $112,827 payable in monthly installments of $854.75 per month for 132 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse, if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Directors.

         3. Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         4. Early Retirement. If the Director, for any reason other than death of the Director or Change of Control of the Company or the Bank, fails to serve on the Boards of Directors of both the company and the Bank for five consecutive years, the Director will receive compensation which is reduced proportionately based on the number of Boards on which the Director served and the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either Board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months on one Board, and then ceased to serve on either board, the director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled to 30/60 or 50% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the boards of Directors, except pursuant to the circumstances set forth in paragraph "8" below.

         5. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereinafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraphs "1", "2", and/or "3", irrespective of any reduction which might otherwise be required pursuant to paragraph "4" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she were a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

          6. Suicide. No payment will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         7. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         8. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         9. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         10. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         13. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         14. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                              CENTURY NATIONAL BANK

/s/ F. Kathryn Roberts               BY /s/ Joseph S. Bracewell
                                           President



/s/                                    BY /s/ Neal R. Gross
WITNESS                              Neal R. Gross, the Director

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and ROGER C. JOHNSON ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $300,256.20 payable in monthly installments of $1,668.09 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $179,955 payable in monthly installments of $999.75 for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                              CENTURY BANCSHARES, Inc. ("Company")

/s/ William S. Oldaker              BY /s/ Joseph S. Bracewell
                                           Chairman of the Board


ATTEST                               CENTURY NATIONAL BANK ("Bank")

/s/ William S. Oldaker               BY /s/ Thomas B. Hoppin
                                             President


/s/ Elizabeth O. Berry              BY /s/ Roger C. Johnson
WITNESS                                       ROGER C. JOHNSON ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1996 between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Roger C. Johnson (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Board of Directors of the Bank or the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which (a) the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Board ends, and/or (b) the Director's family or other beneficiaries will be entitled to such compensation from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement or to the Director's family or other beneficiaries after the Director's death; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Board of Directors of the Bank or the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $215,026.20 payable in monthly installments of $1,194.59 per month for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         3. Early Retirement. If the Director, for any reason other than a change of control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraph "1". In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6 below.

         4. Change of Control. In the event that there is a change of control of the Bank or the Company, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraphs "1", irrespective of any reduction which might otherwise be required pursuant to paragraph "3."

         5 Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         10. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

     12 Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

     13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

     IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY NATIONAL BANK

 /s/ F. Kathryn Roberts                     BY /s/ Joseph S. Bracewell
                                                   President




 /s/ Leslie  Ivers                           BY  /s/ Roger C. Johnson
WITNESS                                     Roger C. Johnson, the Director

                 AMENDMENT TO DIRECTOR'S COMPENSATION AGREEMENT
                  ("AGREEMENT") DATED January 1, 1996, BETWEEN
                   CENTURY NATIONAL BANK, AND Roger C. Johnson


Paragraphs 2 through 4 of the above referenced Agreement are hereby amended to read in their entirety as follows:

2. a. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $137,452 payable in monthly installments of $763.62 per month for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         b. Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         c. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

3. Early Retirement. If the Director, for any reason other than death of the Director or Change of Control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

4. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she will a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

All other terms and conditions of the aforesaid Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this amendment on the 30th day of June, 1997.


ATTEST                                      CENTURY NATIONAL BANK ("Bank")

/s/ F. Kathryn Roberts                      By:      /s/ Joseph  S. Bracewell
                                                          President


/S/ Robert O. Boyd                                  /s/ Roger C. Johnson
Witness                                         Roger C. Johnson  ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the sixth day of June, 1997, between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Susan Peterson (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Board of Directors of the Bank and/or the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which (a) the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Board ends, and/or (b) the Director's family or other beneficiaries will be entitled to such compensation from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement or to the Director's family and/or other beneficiaries after the Director's death; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Board of Directors of the Bank and/or the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $100,315.80 payable in monthly installments of $557.31 per month for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $115,834.68 payable in monthly installments of $742.53 per month for 156 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.


          3. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         4. Early Retirement. If the Director, for any reason other than death of the Director or a change of control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraphs "1", "2" and/or "3" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "8" below.

         5. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereinafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraphs "1", "2", and/or "3", irrespective of any reduction which might otherwise be required pursuant to paragraph "4" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she were a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

         6. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.


         7. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         8. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         9. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         10. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         11. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         13. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         14. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.


          IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY NATIONAL BANK

  /s/ F. Kathryn Roberts                    BY /s/ Joseph S. Bracewell
                                                   President




 /s/ Shirley W. Ford                        BY  /s/ Susan Peterson
WITNESS                                     Susan Peterson ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and THOMAS B. HOPPIN ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $85,966.20 payable in monthly installments of $477.59 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $82,536.48 payable in monthly installments of $573.17 for 144 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                                      CENTURY BANCSHARES, Inc. ("Company")

 /s/ William C. Oldaker                     BY /s/ Joseph S. Bracewell
                                                   President


ATTEST                                      CENTURY NATIONAL BANK ("Bank")
/s/ William C. Oldaker                      BY /s/ Joseph S. Bracewell
                                                    Chairman of the Board


/s/ F/ Kathryn Roberts                      BY /s/ Thomas B. Hoppin
WITNESS                                       THOMAS B. HOPPIN ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1996 between CENTURY NATIONAL BANK (herein referred to as the "Bank") and Thomas B. Hoppin (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Board of Directors of the Bank or the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Board ends; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Board of Directors of the Bank or the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $103,395.60 payable in monthly installments of $574.42 per month for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         3. Early Retirement. If the Director, for any reason other than a change of control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraphs "1". In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

         4. Change of Control. In the event that there is a change of control of the Bank or the Company, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1", notwithstanding any reduction which might otherwise be required pursuant to paragraph "3."

         5 Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         10. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         12. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY NATIONAL BANK

/s/ F. Kathryn Roberts                       BY /s/ Joseph S. Bracewell
                                                    President


/s/ Julia A. McIrvin                         BY  /s/ Thomas B. Hoppin
WITNESS                                      Thomas B. Hoppin, the Director

                 AMENDMENT TO DIRECTOR'S COMPENSATION AGREEMENT
                  ("AGREEMENT") DATED January 1, 1996, BETWEEN
                   CENTURY NATIONAL BANK, AND Thomas B. Hoppin


Paragraphs 2 through 4 of the above referenced Agreement are hereby amended to read in their entirety as follows:

2. a. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $60,089 payable in monthly installments of $715.35 per month for 84 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         b. Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         c. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

3. Early Retirement. If the Director, for any reason other than death of the Director or Change of Control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

4. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she will a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

All other terms and conditions of the aforesaid Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this amendment on the 9th day of July, 1997.


ATTEST                                      CENTURY NATIONAL BANK ("Bank")

/s/ F. Kathryn Roberts                       By: /s/ Joseph S. Bracewell
                                                     President


/s/ Michael I. Plefupulis                    /s/ Thomas B. Hoppin
Witness                                      Thomas B. Hoppin ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and WILLIAM C. OLDAKER ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $116,251.20 payable in monthly installments of $645.84 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $95,019.12 payable in monthly installments of $565.59 for 168 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable), the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of the Company and the Bank for five consecutive years, the Director will receive a monthly compensation or the Director's Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of Boards on which the Director served and the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either Board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months on one Board, and then ceased to served on either Board, the Director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.
         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                              CENTURY BANCSHARES, Inc. ("Company")

 /s/ John R. Cope                   BY /s/ Joseph S. Bracewell
                                            President


ATTEST                              CENTURY NATIONAL BANK ("Bank")

 /s/ John R. Cope                   BY /s/ Thomas B. Hoppin
                                            President


 /s/ Laurie O.                      BY /s/ William C. Oldaker
WITNESS                             WILLIAM C. OLDAKER ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1997, between CENTURY NATIONAL BANK (herein referred to as the "Bank") and William C. Oldaker (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Boards of Directors of the Bank and the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which the Director will be entitled to receive compensation for a definite period after the Director retires from the Boards of Directors or the Director's term of service on the Boards ends; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Boards of Directors of the Bank and the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $101,779.20 payable in monthly installments of $565.44 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

     2. a) Death Of Director Before Retirement Date. If the Director dies before reaching the Retirement Date, the specified monthly installments which otherwise would have been payable to the Director after the Retirement Date, will instead be paid in monthly installments to the Director's Beneficiary; in the same amounts and for the same period, commencing on the first date of the month following what would have been the Retirement Date for the deceased Director.

     b) Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

     3. Early Retirement. If the Director, for any reason other than a change of control of the Company or the Bank, fails to serve on the Boards of Directors of both the Company and the Bank for five consecutive years, the Director will receive compensation which is reduced proportionately based on the number of Boards on which the Director served and the number of full months served in relation to the required service of 60 months. For purposes of this calculation, any month during which the Director served on both Boards would count as a full month and any month during which the Director served on either Board (but not both) would count as three-fourths of a month. For example, if the Director served only 12 months on both Boards, then 24 months on one Board, and then ceased to serve on either Board, the Director would be entitled to compensation based on the equivalent of 30 full months of service (100% of 12 months plus 75% of 24 months). In such example, the Director would be entitled to 30/60 or 50% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Boards of Directors, except pursuant to the circumstances set forth in paragraph "6" below. If Director dies before completing five consecutive years of service, the year of the Director's death shall be counted as a full year of service in determining consecutive years of service for the purpose of calculating the proportionate compensation payable to the Director's beneficiary pursuant to this Agreement.

     4. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereinafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors  comprising  the  Incumbent  Board  shall  be,  for  purposes  of this
Agreement considered as though he or she will be a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

     5. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

     6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         10. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         12. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                                      CENTURY NATIONAL BANK

 /s/ Debra M. Johnson                        BY  /s/ Joseph S. Bracewell
                                                    Chairman of the Board



 /s/ F. Kathryn Roberts                     BY /s/ William C. Oldaker
WITNESS                                      William C. Oldaker, the Director

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1991, between CENTURY NATIONAL BANK ("Bank"), CENTURY BANCSHARES, INC. ("Company"), and WILLIAM S. MCKEE ("Director").

                                   WITNESSETH

         WHEREAS, the Bank and the Company recognize that the competent and faithful efforts of the Director on behalf of the Bank and the Company have contributed significantly to the success and growth of the Bank and the Company; and

         WHEREAS, the Bank and the Company value the efforts, abilities and accomplishments of the Director and recognize that the Director's continued service is expected to contribute to the Bank's and the Company's continued growth and success in the future; and

         WHEREAS, the Bank and the Company desire to compensate the Director as set forth below, if elected to serve on the Board of the Directors of the Bank and/or the Company ("Board"); and

         WHEREAS, the Director wishes to defer current director's fees under a deferred compensation agreement with the Bank and the Company pursuant to which
(a) the Director will be entitled to receive a retirement benefit for a specified period after the Director retires from the Board or the Director's term of service on the Board ends, and/or (b) the Director's family would be entitled to such benefits from and after the Director's death; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank and the Company shall pay such retirement benefits to the Director after retirement or to the Director's family after the Director's death;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Deferral of Fees. Subject to the terms and conditions of the Agreement, the Bank, the Company and the Director agree to defer payment of fees of which the Director would otherwise be entitled to be paid ("Deferred Fees"), for a period of up to five years from the date thereof.

         2. Retirement Benefit: The Bank and the Company agree to pay the Director the total sum of $145,425.60 payable in monthly installments of $807.92 for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday ("Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         3. Death Of Director Before Retirement Date: In the event the Director should die before the Retirement Date, the Bank and the Company agree to pay the total sum of $113,011.20 payable in monthly installments of $627.84 for 180 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living descendants of the Director, if any, in equal shares, per stirpes, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         4. Death Of Director After Retirement Date: If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "2", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "2" (as reduced by the provisions of paragraph "6" if applicable) has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         5. Early Retirement. If the Director, for any reason other than death of the Director or change of control of the Company or the Bank, fails to serve on the Board of Directors of both the Company and the Bank for five consecutive years, the Director will receive monthly compensation (or the Director's
Beneficiary will received a monthly benefit) which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director served only 30 months on the Board, the Director would be entitled to 30/60 or 50% of the monthly compensation stated in paragraph "2." Similarly, in the above example, if the Director died after leaving the Board but before the Retirement Date, the Director's Beneficiary would be entitled to 30/60 or 50% of the monthly benefit stated in paragraph "3". In determining consecutive years of service, beginning January 1, 1992, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below. In the event that there is a change of control of the bank or the company while the Director is serving on the board, there shall be no reduction in compensation or benefits on account of the provisions of this paragraph, except for any reduction resulting from the Director's failure to fulfill the attendance requirement prior to the time the change of control takes place.

         6. Interruption of Service: The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank and/or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the board following such interruption.

         7. Prohibited Payment: The obligation of the Bank and the Company, and their successors and assigns, to make payments pursuant to this Agreement shall be reduced or eliminated to the extent required (i) to comply with regulations or orders issued pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, (ii) by any other law, rule, or regulation which is binding on the Company or the Bank or (iii) by direction or instruction from a federal regulatory authority.

         8. Suicide: No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

         9. Status of Agreement: This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement constitute an agreement by the Bank, the Company, the shareholders of the Bank and the Company, to nominate or elect the Director as a director in the future or restrict the right of the shareholders of the Bank or the Company to remove the Director in accordance with the Bank's and the Company's charter and by-laws. The Director retains the right to resign from the Board of Directors or to decline to stand for reelection.

         10. Assignment of Rights: Except as provided in this Agreement, none of the rights to benefits under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         11. Status of Director's Rights: The rights granted to the Director or any designee or Beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         12. Funding Vehicles: If the Bank and the Company shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank or the Company and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         13. Governing Law: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

         14. Amendment; Modification; Waiver: No amendment, modification or waiver of the terms of this Agreement shall be valid unless made in writing and duly executed by the Director, the Bank and the Company. No delay or failure at any time on the part of the Bank and the Company in exercising any right, power or privilege under this Agreement, or in enforcing any provision of this Agreement, shall impair any such right, power or privilege, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of the Bank and the Company thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         15. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank and the Company, and the heirs and legal representatives of the Director. Any successor of the Bank and the Company shall be deemed substituted for the Bank and the Company under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank and/or the Company.

         IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.


ATTEST                              CENTURY BANCSHARES, Inc. ("Company")

 /s/ William C. Oldaker             BY /s/ Joseph S. Bracewell
                                           Chairman of the Board


ATTEST                              CENTURY NATIONAL BANK ("Bank")

 /s/ William C. Oldaker             BY /s/ Thomas B. Hoppin
                                           President


/s/ Barbara L. Potts                BY /s/ William S. McKee
WITNESS                                    WILLIAM S. MCKEE ("Director")

                        DIRECTOR'S COMPENSATION AGREEMENT

         This Agreement is entered into effective as of the first day of January, 1996 between CENTURY NATIONAL BANK (herein referred to as the "Bank") and William S. McKee (herein referred to as the "Director").

                                   WITNESSETH

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that the Director's services are vital to its continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director as set forth below and to retain the Director's services for five years, if elected, to serve on the Board of Directors of the Bank or the Bank's parent corporation, Century Bancshares, Inc. (herein referred to as the "Company"); and,

         WHEREAS, the Director wishes to defer current director's fees in favor of entering into a deferred compensation agreement with the Bank pursuant to which the Director will be entitled to receive compensation for a definite period after the Director retires from the Board of Directors or the Director's term of service on the Board ends; and,

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Director after retirement; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve on the Board of Directors of the Bank or the Company, if elected;

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Compensation. The Bank agrees to pay the Director the total sum of $136,305.00 payable in monthly installments of $757.25 per month for 180 consecutive months, commencing on the first day of the month following the Director's 65th birthday (herein referred to as the "Retirement Date"). Payments to the Director will terminate when all such payments have been made or at the time of the Director's death, whichever occurs first.

         2. Death Of Director After Retirement Date. If the Director dies after the Retirement Date but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installments will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a Beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         3. Early Retirement. If the Director, for any reason other than a change of control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraphs "1" . In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

         4. Change of Control. In the event that there is a change of control of the Bank or the Company, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" notwithstanding any reduction which might otherwise be required pursuant to paragraph "3."

         5. Status of Agreement. This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the shareholders of the Bank or the Company to replace the Director, or the right of the Director to resign from the Board of Directors or decline to stand for re-election.

         6. Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank or the Company for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

         7. Obligation of Director. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant hereto, the Director hereby agrees that so long as the Director serves on the Board of Directors, the Director will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank or the Company.

         8. Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director and any attempt to sell, transfer, assign, pledge, encumber or change the Director's right to receive compensation shall be void.

         9. Status of Director's Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

         10. Amendments. This Agreement may be amended only by a written agreement signed by both parties.

         11. Funding Vehicles. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any Beneficiary shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall be and remain a general, unpledged, unrestricted asset of the Bank and shall not be deemed to be held under any trust for the benefit of the Director or any Beneficiary or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement, except as expressly provided by the terms of such policy or other asset.

         12. Governing Law. This Agreement shall be construed under and governed by the laws of the District of Columbia.

         13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Bank, and the heirs and legal representatives of the Director. Any successor of the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

IN WITNESS HEREOF, the parties have signed this Agreement effective as of the day and year above written.

ATTEST                                      CENTURY NATIONAL BANK

 /s/  F. Kathryn Roberts                    BY  /s/ Joseph S. Bracewell
              President


/s/ Barbara L. Potts                        BY  /s/ William S. McKee
WITNESS                                     William S. McKee, the Director

                 AMENDMENT TO DIRECTOR'S COMPENSATION AGREEMENT
                  ("AGREEMENT") DATED January 1, 1996, BETWEEN
                   CENTURY NATIONAL BANK, AND William S. McKee


Paragraphs 1 through 4 of the above referenced Agreement are hereby amended to read in their entirety as follows:

2. a. Death Of Director Before Retirement Date. In the event the Director should die before the Retirement Date, the Bank agrees to pay the total sum of $90,368 payable in monthly installments of $579.28 per month for 156 consecutive months, commencing on the first day of the month following the date of the Director's death, to the Director's then living Beneficiary designated in writing to the Bank, if any, for the life of said Beneficiary; if none, then to the Director's then living spouse, if any, for the life of said spouse; if none, or from and after the death of said spouse, then to the then living children of the Director, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Director.

         b. Death of Director After Retirement Date. If the Director dies after the Retirement Date, but prior to receiving all of the monthly installments set forth in paragraph "1", the remaining monthly installment will be paid to the Director's designated Beneficiary. The Beneficiary shall receive all remaining installments which the Director would have received until the total sum set forth in paragraph "1" has been paid. If the Director fails to designate a beneficiary in writing to the Bank, the remaining monthly installments after the time of the Director's death shall be paid to the legal representative of the estate of the Director.

         c. Suicide. No payments will be made to the Director's Beneficiary or estate in the event of death by suicide during the first three years of this Agreement.

3. Early Retirement. If the Director, for any reason other than death of the Director or Change of Control of the Bank or the Company, fails to serve on the Board of Directors for five consecutive years, the Director and/or Beneficiary will receive compensation which is reduced proportionately based on the number of full months served in relation to the required service of 60 months. For example, if the Director serves only 36 months, the Director will be entitled to 36/60 or 60% of the compensation stated in paragraph "1" and/or "2" above. In determining consecutive years of service, no year shall be counted in which the Director fails to attend at least two-thirds of the regularly scheduled meetings of the Board of Directors, except pursuant to the circumstances set forth in paragraph "6" below.

4. Change of Control. In the event that there is a Change of Control of the Bank or the Company, as hereafter defined, any successor to the control of the Bank or the Company shall be bound by the terms of this Agreement. Should the successor to the Bank or the Company wish to remove any Director then serving on the Board, or should such Director wish to resign as a Director with the successor to the Bank or the Company, then such Director and/or Beneficiary will be entitled to receive the compensation stated in paragraph "1" and/or "2", irrespective of any reduction which might otherwise be required pursuant to paragraph "3" above. For purposes of this Agreement, a "Change of Control" shall mean the occurrence of one or more of the following: (a) a change in the Company's or the Bank's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act, as amended, and regulations promulgated thereunder, or (b) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (as defined in Rule 13d-3 issued under that Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company or the Bank entitled to vote generally in the election of directors ("Voting Securities"), or (c) individuals who constitute a majority of the board of directors of the Company on the date of this Agreement ("Incumbent Board") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or whose nomination for election by Company stockholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Agreement considered as though he or she will a member of the Incumbent Board; or (d) a reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Bank or of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the corporation resulting from such reorganization, merger, or consolidation; or (e) a sale of all or of substantially all of the assets of the Bank or of the Company.

All other terms and conditions of the aforesaid Agreement shall remain in full force and effect.

     IN WITNESS HEREOF, the parties have executed this amendment on the 25th day of June, 1997.


ATTEST                                      CENTURY NATIONAL BANK ("Bank")

 /s/ F. Kathryn Roberts                     By: /s/ Joseph S. Bracewell
                                                    President


/s/ Barbara L. Potts                        /s/ William S. McKee
Witness                                     William S. McKee ("Director")

                            CENTURY DIRECTORS' TRUST


                                   APPENDIX B



         The Trustees of this Trust shall be those persons for whom a written consent to serve as Trustee has been executed and not withdrawn, a true and correct copy of which is attached to this Appendix B.

                            CENTURY DIRECTORS' TRUST
                           CONSENT TO SERVE AS TRUSTEE


         The undersigned hereby accepts and agrees to serve as Institutional Trustee of the Century Directors' Trust and to discharge and perform fully the duties and obligations imposed under such Trust Agreement.

         This consent to serve as Trustee is executed this 10 day of September, 1998.

                                               First National Bank of Maryland
                                                        FMB Trust, NA

                                                By:  /s/ Jeffery Morrison

                                                   Title: /s/ Vice President



Witness:                                        By: /s/ Mary A. Jones

                                                       Title:  Vice President

Witness:

                            CENTURY DIRECTORS' TRUST


                                   APPENDIX B



         The Trustees of this Trust shall be those persons for whom a written consent to serve as Trustee has been executed and not withdrawn, a true and correct copy of which is attached to this Appendix B.

                            CENTURY DIRECTORS' TRUST
                           CONSENT TO SERVE AS TRUSTEE


         The undersigned hereby accepts and agrees to serve as Trustee of the Century Directors' Trust and to discharge and perform fully the duties and obligations imposed under such Trust Agreement.

         This consent to serve as Trustee is executed this 24 day of June, 1998.

                                                  Marvin Fabrikant

                                                  /s/ Marvin Fabrikant



Witness:                                          By: /s/ Linda W. Townsend
                                                  Title: Senior Vice President

Witness:                                           By: _______________________
                                                 Title: ______________________

                            CENTURY DIRECTORS' TRUST


                                   APPENDIX B



         The Trustees of this Trust shall be those persons for whom a written consent to serve as Trustee has been executed and not withdrawn, a true and correct copy of which is attached to this Appendix B.

                            CENTURY DIRECTORS' TRUST
                           CONSENT TO SERVE AS TRUSTEE


         The undersigned hereby accepts and agrees to serve as Trustee of the Century Directors' Trust and to discharge and perform fully the duties and obligations imposed under such Trust Agreement.

         This consent to serve as Trustee is executed this 25 day of June, 1998.

                                                  C. W. Gilluly

                                                  /s/ C. W. Gilluly



Witness:                                         By: /s/ Sandi G. McGiffitt
                                                 Title: Chief Financial Officer

Witness:                                             By: /s/ William F. Smith
                                                 Title: ______________________